FAIR VALUE MEASUREMENTS	12 Months Ended
Dec. 31, 2012
FAIR VALUE MEASUREMENTS [Abstract]
FAIR VALUE MEASUREMENTS

7. FAIR VALUE MEASUREMENTS

As of December 31, 2011 and 2012, the Company does not have any financial assets or liabilities that are re-measured at fair value on a recurring basis subsequent to initial recognition.

Cash and cash equivalents, restricted cash, short-term deposit, accounts receivable, accounts payable, advances from customers, and short-term loans and current portion of long-term loan are carried at cost on the consolidated balance sheets and the carrying amount approximates their fair value because of the short-term nature of these financial instruments.

The estimated fair value of long-term loan approximated the carrying amount as of December 31, 2011 and 2012, as they bear floating interest rate (Note 12) and the market rate approximate the floating interest rates at the respective balance sheet dates.

The fair value of the Company's long-term restricted cash approximated its carrying amount as of December 31, 2012, given there is no significant change in the market interest rate during the period since the Company deposited the cash through December 31, 2012.

The Company's other long-term obligations were incurred for intangible assets acquired. The face value and carrying amounts of other long-term obligations (including both current and non-current portions) as of December 31, 2011 and 2012 are disclosed in Note 13. The estimated fair value of long-term obligations (including both current and non-current portions) amounted to approximately $5.5 million and $5.4 million, respectively, as of December 31, 2011 and 2012 compared to a carrying value of $5.5 million and $5.2 million, respectively. The fair value is measured using the discounted cash flow technique, using the Company's weighted-average borrowing rate of approximately 6.65% and 3.35% per annum, respectively, as of December 31, 2011 and 2012.